Exhibit 10.1

FIRST AMENDMENT TO CONSULTING AGREEMENT

This First Amendment (the ”First Amendment”) to the Consulting Agreement between The Babcock & Wilcox Company (“B&W”) and Henry Bartoli (the “Consultant”) dated November 5th, 2020 (“Consulting Agreement”) is effective as of January 1, 2022 (the “Effective Date”).

RECITALS

WHEREAS, B&W and Consultant desire to extend the term of the Consulting Agreement and define the compensation structure associated with such term extension, on the terms and conditions specified in this First Amendment; and

WHEREAS, B&W and Consultant desire to set forth in writing their understandings and agreement with respect to such matter.

NOW, THEREFORE, in consideration of the foregoing, the Consultant’s continued consulting to B&W, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intended to be legally bound, agree to the following revisions to the Consulting Agreement:

(10) TERM – Replace the first sentence with the following: “This Agreement shall remain in effect through December 31, 2023 unless earlier terminated as otherwise provided herein.”

Exhibit B – Replace Exhibit B in its entirety with the following:

Compensation Type	Compensation Amount/Method
Base Fee	$18,750/month
LTIP Award

100,000 Restricted Stock Units

Vesting schedule and terms:

25,000 shares on June 30, 2022

25,000 shares on December 31, 2022

25,000 shares on June 30, 2023

25,000 shares on December 31, 2023

Vesting of the Restricted Stock Units is contingent upon the Agreement being in effect as of the applicable vesting date; all other terms outlined in corresponding grant agreement

[***] Incentive Award	$50,000 for each of the [***] jobs if they are booked while this agreement is still in force
Business Related Travel	Company credit card + reimbursement for cash expenses related to business travel

Except as set forth above, nothing in this First Amendment shall be deemed to alter, amend, or modify any other provisions of the Consulting Agreement.

IN WITNESS WHEREOF, this First Amendment has been executed as of the date last signed below.

CONSULTANT:

By:	/s/ Henry E. Bartoli
Name:	Henry Bartoli
Date:	01/05/2022

THE BABCOCK & WILCOX COMPANY

By:	/s/ Jimmy Morgan
Name:	Jimmy Morgan
Title:	President
Date:	01/05/2022